Ivy Variable Insurance Portfolios

Supplement dated November 4, 2019 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 30, 2019

as supplemented July 31, 2019

The following replaces the first bullet point of the “Buying and Selling Portfolio Shares — Net Asset Value” section:

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Securities traded on an exchange held by the Portfolio ordinarily are valued by an independent pricing service at their closing price as reported by the principal securities exchange on which the securities are traded.

The following replaces the “Buying and Selling Portfolio Shares — Selling Shares — Potential Conflicts of Interest” section:

Potential Conflicts of Interest

The Distributor of the Portfolios, IDI, is a corporate affiliate of Waddell & Reed, Inc. (Waddell & Reed). The Portfolios are included as investment options in Policies offered by Waddell & Reed. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Policies by Waddell & Reed.

A portion of the mutual fund shares sold by Waddell & Reed financial advisors are from the Portfolios. IICO manages the assets of the Portfolios and earns investment advisory fees for providing these investment management services. These fees are assessed daily on the net assets held by the Portfolios and are paid to IICO out of Portfolios assets. IDI and/or Waddell & Reed serve as the principal underwriter and distributor of various mutual funds (Fund Families). Companies affiliated with Waddell & Reed (“Service Affiliates”) also serve as shareholder servicing agent and accounting services agent for the Portfolios and the Fund Families and as custodian for certain retirement plan accounts available through Waddell & Reed and other third parties. The Service Affiliates receive fees for the services they provide to the Portfolios and/or owners of the Policies. Waddell & Reed, IDI, IICO and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only shares of the funds in the Fund Families, have no sales quotas with respect to the Portfolios or Policies and receive the same percentage rate of compensation for all shares of mutual funds and variable insurance policies they sell, including shares of the funds in the Fund Families and the Policies.

Increased sales of shares of the Fund Families and Portfolios generally result in greater revenues, and greater profits, to Waddell & Reed, IDI, IICO and the Service Affiliates, since payments to Waddell & Reed, IDI, IICO and the Service Affiliates increase as more assets are invested in the Fund Families and Portfolios and/or more fund accounts are established. Waddell & Reed employee compensation (including management) and operating goals at all levels are tied to Waddell & Reed’s overall profitability. At times, this may result in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the Fund Families and Portfolios, which may influence the Waddell & Reed financial advisor’s decision to recommend the Fund Families and Portfolios.

The following replaces the “Buying and Selling Portfolio Shares — Selling Shares — Portability” section:

Certain of the Policies in which the Portfolios are available as investment options (e.g., Policies issued by Nationwide and Minnesota Life) are available for sale only through Waddell & Reed financial advisors. Waddell & Reed financial advisors have no sales quotas with respect to these Policies and may offer and sell other mutual funds and variable insurance policies. The Policies may be sold only by Waddell & Reed financial advisors and the Policies generally may be assigned only by the Participating Insurance Companies for servicing only to a broker-dealer or other financial intermediary (“Financial Intermediary”) if the Financial Intermediary has entered into a servicing agreement with the Participating Insurance Companies that permits the Financial Intermediary to be assigned as agent-of-record and service the Policies. Therefore, if you elect to purchase a Policy that is only available through your Waddell & Reed financial advisor, you should consider that you may need to liquidate the Policy, which may cause adverse tax consequences, if you later decide to transfer your investment to another Financial Intermediary in the event your financial advisor leaves Waddell & Reed or for other reasons and the Financial Intermediary is not a party to a servicing agreement with the applicable Participating Insurance Company permitting your Policy to be serviced by the Financial Intermediary. The ability of such Financial Intermediary to continue to service your Policy is subject to the continued effectiveness of the Financial Intermediary’s servicing agreement, which may be terminated without notice to you.

Supplement	Prospectus	1